COLLATERAL MORTGAGE AND MODIFICATION AND CONSOLIDATION AGREEMENT

         THIS MORTGAGE, made the 29th day of July, 1994, between RRT LAND CORP., a New York business corporation, having an office at 300 Plaza Drive, Vestal, New York, and BINGHAMTON SAVINGS BANK, a banking corporation organized and existing under the laws of the State of New York, and having its principal place of business at 58-68 Exchange Street, Binghamton, New York, the MORTGAGEE,

         WITNESSETH, that to collaterally secure the guaranty of the payment of an indebtedness in the principal sum of $893,000.00, in accordance with a Consolidated and Restated Note of even date herewith made by Resource Recycling Technologies, Inc. to Mortgagee, and any extension, renewal or modification thereof, or so much thereof as shall hereafter be advanced by Mortgagee to Resource Recycling Technologies, Inc., the Mortgagor hereby mortgages to the
Mortgagee:

         Consolidated amount $1,943,000.00

         All that certain parcel of land with the buildings and improvements thereon erected in the Town of Salina, County of Onondaga, and State of New York, bounded and described as follows:

                            See attached Schedule A.

         The obligation secured by this mortgage has an initial interest rate based upon the prime rate as set by Binghamton Savings Bank. The interest rate may be adjusted from time to time as of the date of each such change in the prime rate.

         TOGETHER with the appurtenances and all the estate and rights of the Mortgagor in and to said premises, and together with all fixtures and articles of personal property now or hereafter attached to, or used in connection with, the premises.

         It is stipulated that the maximum indebtedness secured by this mortgage at execution, or which under any contingency may be secured hereby at any time in the future, shall be the principal amount hereof as stated, together with accrued interest thereon.

         And the Mortgagor covenants with the Mortgagee as follows:

         FIRST: That the Mortgagor will pay the indebtedness as hereinbefore provided.

         SECOND: (a) In order to more fully protect the security of this mortgage, together with, and in addition to the monthly payments of principal and interest under the terms of the bond or note secured hereby, at the demand of the Mortgagee the Mortgagor will pay to the Mortgagee on the first day of each month until said bond or note is fully paid, a sum equal to the taxes special assessments next due on the premises covered by this mortgage, plus the insurance premiums that will next become due and payable (all as estimated by the Mortgagee) less all sums already paid therefor divided by the number of moths to elapse before one month prior to the data when such taxes, insurance and assessments will become delinquent, such sums to held by Mortgagee in trust as a general deposit to pay the taxes, insurance and special assessments, before the same become delinquent.

         (b) All payments mentioned in the preceding paragraph and all payments to be made under the bond or note secured hereby shall be added together and the aggregate amount thereof shall be paid by the mortgagor each month in a single payment to be applied by the Mortgagee to the following items in the order set forth:

          (I)     Taxes, assessments and insurance premiums
         (II)     Interest on the bond or note secured hereby;
                  and
        (III)     Amortization of the principal of said bond or note.

         (c) Any deficiency in the amount of any such aggregate monthly payments shall, unless made good by the Mortgagor prior to the due date of the next such payment, constitute a default under this mortgage. In the event that any such payment shall become overdue the late charge provided in this mortgage or in the bond or note which it secures may be charged by the holder hereof to the unpaid amount thereof for the purpose of defraying the expense incident to handling such delinquent payment. (d) If the total payments made by the Mortgagor under paragraph 2(a) preceding shall exceed the amount of payments actually made by the Mortgagee for taxes, special assessments and insurance premiums, as the case may be, such excess shall be credited by the Mortgagee on subsequent payments to be made by the mortgagor. If, however, the monthly payments made by the Mortgagor under paragraph 2(a) preceding shall not be sufficient to pay taxes, assessments and insurance premiums when the same shall become due and payable, then the Mortgagor shall pay to the Mortgagee any amount necessary to make up the deficiency on or before the date when payment of such taxes and assessments shall be due. If at any time the Mortgagor shall tender to the Mortgagee, in accordance with the provisions of the bond or note secured hereby, the full payment of the entire indebtedness represented thereby, the Mortgagee shall, in computing the amount of such indebtedness, credit to the Mortgagor all payments made under the provision of paragraph 2 (a) not applied to the payment of taxes, assessments or insurance premiums. If there be a default under any of the provisions of this mortgage resulting in a public sale of the premises covered hereby, or if the Mortgagee acquires the property otherwise after default, the Mortgagee shall apply, at the time of commencement of such proceedings, or at the time the property is otherwise acquired, the balance then remaining in the funds accumulated under paragraph 2(a) preceding, as a credit against the amount of the principal then remaining unpaid under said bond or note.

         THIRD: That the Mortgagor will keep the buildings and other improvements on the premises insured against loss by fire, windstorm, floor and other causes for the benefit of the mortgagee; that it will assign and deliver the policies to the Mortgagee and name the Mortgagee as an additional insured; and that he will reimburse the Mortgagee for any premiums paid for insurance made by the mortgagee on the Mortgagor's default in so insuring the buildings and improvements or in so assigning and delivering the policies. Such insurance shall be in such amounts and for such hazards as the Mortgagee may from time to time require. Notwithstanding the provisions of subdivision 4 of Section 254 of the Real Property Law, as amended by Chapter 830 of the Laws of 1965, in the event of any loss to the mortgaged premises by fire or other insured casualty, the Mortgagee shall have the unqualified right to apply any insurance proceeds payable on account of such loss in reduction of the mortgage debt without any obligation to readvance the same to the Mortgagor.

         FORTH: That no building on the premises shall be removed or demolished without the consent of the Mortgagee and that the Mortgagor will maintain the premises in a rentable and tenantable condition and state of repair, and will not suffer or permit any waste, and will promptly comply with all requirements of the federal, state and municipal governments or any departments or bureaus thereof.

         FIFTH: That the Mortgagor will allow the Mortgagee, its agents or employees opportunity to inspect the premises at reasonable intervals of time

         SIXTH: That the whole said principal sum and interest shall become due at the option of the Mortgagee: after default in the payment of any installment of principal or interest for thirty days; or after default in the payment of any tax, water rate or assessment for thirty days after notice and demand; or after default after notice and demand either in assigning and delivering the policies and naming the Mortgagee as additional insured, insuring the buildings and improvements against loss by fire, windstorm, flood and other causes, or in reimbursing the Mortgagee for premiums paid on such insurance, as hereinbefore provided; or after default upon request in furnishing a statement of the amount due on the mortgage and whether any offsets or defenses exist against the mortgage debt, as hereinafter provided; or after any sale or transfer of the mortgaged premises or portion thereof, whether by deed or by contract; or after breach or default in the performance of any of the other covenants or agreements herein made by the Mortgagor for thirty days after notice and demand.

         SEVENTH: That the holder of this mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver without notice, and the receiver shall be entitled to occupational rent from an owner occupant and may upon non-payment of said rent evict the owner. In case of sale under foreclosure, the premises may be sold in one parcel.

         EIGHT: That the Mortgagor will pay all taxes, assessments, water rates, sewer rents and other governmental or municipal charges, fines and impositions, and in default thereof, the Mortgagee will pay the same.

         NINTH: That the Mortgagor within three days upon request in person or within five days upon request by mail will furnish a written statement duly acknowledged of the amount due on this mortgage and whether any offsets or defenses exist against the mortgage debt.

         TENTH: That any notice and demand or request may be made in writing and may be served either in person or by mail.

         ELEVENTH: That the Mortgagor warrants the title to premises, and covenants that he will maintain this mortgage as a first lien on the same.

         TWELFTH:  That this mortgage is subject to the trust fund provisions of
Section 13 of the Lien Law.

         THIRTEENTH: That in the event any payment due hereunder is not made within 10 days after the due date, Mortgagor shall, at the request of the holder of this mortgage, pay an addition charge equal to 4% of the payment due.

         FOURTEENTH: As further security for the payment of the indebtedness, Mortgagor hereby assigns to Mortgagee all rent and profits of the premises in order to effect collection.

         FIFTEENTH: Upon any default by the Mortgagor in the compliance with, or performance or, and of the terms, covenants, or conditions of this mortgage or of the bond or note secured hereby, the Mortgagee may at its option remedy such default. The costs of reasonable attorneys fees paid by the mortgagee for the foreclosure of the mortgage or to collect the indebtedness secured hereby and all payments made by the Mortgagee to remedy a default by the Mortgagor as aforesaid (including reasonable attorneys' fees for legal services actually performed) and the total of any payment or payments due from the Mortgagor to the Mortgagee and in default, together with interest thereon at the rate provided for in the principal indebtedness shall be added to the debt secured by this mortgage and shall be repaid to the Mortgagee upon demand. If any action or proceeding be commenced other than an action to foreclose this mortgage or collect the indebtedness, to which the Mortgagee becomes a party, the Mortgagor shall reimburse the Mortgagee for its expenses in connection therewith. Any such sums and the interest thereon shall be a lien on the premises, prior to any other lien attaching or accruing subsequent to the lien of this mortgage.

         SIXTEENTH: Nothing in this mortgage contained shall be construed as depriving the Mortgagee of any right or advantage available under Section 254 of the Real Property Law of the State of New York; but all covenants herein differing therefrom shall be construed as conferring additional and not substitute rights and advantages.

         SEVENTEENTH:  Release.  Upon  payment  of  all  sums  secured  by  this
mortgage,   Mortgagee  shall  discharge  this  mortgage.   Mortgagor  shall  pay
Mortgagee's reasonable costs incurred in discharging this Mortgage.

         EIGHTEENTH: Hazardous Materials. Mortgagor represents and warrants that, to the best of Mortgagor's knowledge, after due inquiry and investigation, except as disclosed in writing to Mortgagee the premises are not now and have never been used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with, Hazardous Materials, and that no Hazardous Materials have ever been install, placed, or in any manner dealt with on the premises, and that no owner of the premises or any tenant, subtenant, occupant, prior tenant, prior subtenant, prior occupant or person(collectively, "Occupant") has received any notice or advice from any governmental agency or any Occupant with regard to Hazardous Materials on, from or affecting the premises. Mortgagor covenants that except as previously disclose in writing to Mortgagee, the premises shall be kept free of Hazardous Materials, and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with, Hazardous Materials, and the Mortgagor shall not cause or permit, as a result of any intentional or unintentional act or omission on the part of Mortgagor or any occupant, the installation of placement of Hazardous Materials in or on the premises or a release of Hazardous Materials onto the premises or onto any other property or suffer the presence of Hazardous Materials on the premises. Mortgagor shall comply with, and ensure compliance by all Occupants with, all applicable federal, state and local laws, ordinances, rules or regulations, with respect to Hazardous Materials, and shall keep the premises free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. In the event that Mortgagor receives any notice or advice from any governmental agency, or any Occupant with regard to Hazardous Materials on, from or affecting the premises, Mortgagor shall immediately notify Lender. Mortgagor shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions required to clean up and remove all Hazardous Materials, on, from or affecting the premises in accordance with all applicable federal, state and local laws, ordinances, rules, regulations, and policies. Mortgagor shall defend, indemnify, and hold harmless Mortgagee, it's employees, agents, officers and directors from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way related to hazardous Materials at or affection the premises or the soil, water, vegetation, buildings, personal property, persons, animals or otherwise and any personal injury(including wrongful death) or property damage arising out of or related to such Hazardous Materials. The term "Hazardous Materials" as used in this mortgage shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, polychlorinated biphenyl's or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as may be defined as a hazardous or toxic substance by and Federal, state, or local environmental law, ordinance, rule, or regulation including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.), the Federal Water Pollution Control Action (33 U.S.C Sections 1251 et set.), the Clean Air Act (42 U.S.C Sections 7401 et seq.) and in the regulations adopted and publications promulgated pursuant thereto. The obligations and liabilities of the Mortgagor under this paragraph shall survive the foreclosure or this mortgage or delivery of a deed in lieu of foreclosure, and shall continue to be binding upon Mortgagor notwithstanding and contrary language contained in this mortgage or any other document, specifically including without limitation any document which otherwise relieves Mortgagor from liability under the note secured by this mortgage, this mortgage or any other document.

NINETEENTH: The Mortgagee, in addition to being the holder of the bond or note accompanying this mortgage conditioned for the payment of the above mentioned principal sum, is also the holder of a Time Note - Installment conditioned for the payment of $1,500,000.00, dated the 22nd day of August 1989 made by RRT Land Corp. to State Street bank and Trust Company which bond or note is secured by a mortgage recorded August 24, 1989 in Book 5273 of Mortgages at page 348 in the Onondaga County Clerk's Office, which note was amended by Amendment to Time-Note Installment dated August 15, 1990, and further amended by the Amended and Restated Time-Note Installment dated as of June 7, 1993, and which mortgage was amended by First Amendment to Mortgage dated June 7, 1993 and recorded June 28, 1993 in the Onondaga County Clerk's Office in Book 7018 of Mortgages at page 24. The notes and Mortgages were assigned to Mortgagee by Assignment of Mortgage recorded herewith in the Onondaga County Clerk's Office. There is now unpaid the sum of $1,050,000.00, with interest from July 28, 1994; and

         The above described indebtedness was assumed by Resource Recycling Technologies, Inc. and the indebtedness is guaranteed by Mortgagor;

         The parties hereto desire to coordinate and consolidate the liens of the aforesaid mortgages so that together they shall constitute in law but one first mortgage and joint lien upon the premises above described;

         NOW, THEREFORE, it is hereby agreed that the liens of the aforesaid mortgages be and the same are hereby combined, consolidated, and made equal and coordinate in lien on the premises above described without priority of one over another, so that together they shall constitute in law but one first mortgage and joint lien upon said premises with the same effect as though they were one first bond or note and mortgage and as consolidated are given to secure the guaranty of Mortgagor for the indebtedness or Resource Recycling Technologies, Inc. in a consolidated amount of $1,943,000.00.

         IT IS FURTHER AGREED that all terms and covenants contained in the aforedescribed mortgages are amended to conform to the terms and covenants contained herein, and that all of the covenants herein set forth shall apply to each of the aforedescribed mortgages as though contained therein at the time of its execution, and in case of conflict between any covenant contained herein with any covenants in a mortgage consolidated by this agreement, the covenants herein contained shall prevail.

         If more than one person joins in the execution of this mortgage, or if the Mortgagor be of the feminine sex, or a corporation, the relative words herein shall be read as if written in the plural number, or in the feminine or neuter gender, and the case may be.

         IN WITNESS WHEREOF, this mortgage has been duly executed by the Mortgagor.

RRT LAND CORP.

By: /s/Lawrence J. Schorr
    ---------------------
    Lawrence J. Schorr, President

BINGHAMTON SAVINGS BANK

By: /s/John B. Westcott
    -----------------------------------
    John B. Westcott, Vice President

STATE OF NEW YORK )
                           )  SS.:
COUNTY OF BROOME  )

         On this 29th day of July, 1994, before me personally  appeared LAWRENCE
J. SCHORR, who, being by me duly swore did depose and say that he resides at 3112 Sally Drive, Vestal, New York, that he is President of RRT LAND CORP., the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the board of directors of said corporation.

                                            ______________________ Notary Public


STATE OF NEW YORK )
                           )  SS.:
COUNTY OF BROOME  )

         On this 29th day of July, 1994, before me, the subscriber, personally came JOHN B. WESTCOTT, to me known, who, being by me duly swore, did depose and say that he resides at West End Avenue, Binghamton, New York; that he is an officer, to wit, Vice President, of BINGHAMTON SAVINGS BANK, the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                            ______________________ Notary Public

                                  "SCHEDULE A"

         All that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Town of Salina, County of Onondaga and State of New York, being part of Military Lot No. 27 in said Town of Salina, bounded and described as follows:

         BEGINNING at a point marked by an iron pipe monument located at the intersection of the east street line of Cadillac Street and the easterly line of the N.Y.C and H.R.R.R. (20 foot easement); thence along the said easterly line of said easement a distance of 249.45 feet measured on a curve having a radius of 393.06 feet to an iron pipe; thence N 13 Deg 34 Min 50 Sec W, a Distance of
351.91 feet to an Iron Pipe; Thence along the above mentioned easterly line of the said 20 foot easement a distance of 132.06 feet measured on a curve having a radius of 373.06 feet to a point; thence N 76 deg 40 min 10 sec E, a distance of 448 feet to the northwesterly line of Kuhn Road; thence S 39 deg 47 min 10 sec W, and along said northwesterly line of Kuhn Road a distance of 462 feet to the easterly line of Cadillac Street, a distance of 14.75 feet to the place of beginning.

         Together with a perpetual easement in common with others for the use of the railroad track lying within the twenty-foot easement adjacent to and westerly of the above described parcel and extending from Hathaway Street to the New York Central Railroad lines.